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                                                                      EXHIBIT 24


                       WILLIAMS COMMUNICATIONS GROUP, INC.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of WILLIAMS COMMUNICATIONS GROUP, INC., a Delaware corporation ("WCG"), does hereby constitute and appoint BOB F. McCOY,
P. DAVID NEWSOME, JR., SHAWNA L. GEHRES, AND LORETTA K. ROBERTS their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of WCG, as hereinafter set forth below their signature, to sign a universal shelf registration statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of debt securities, preferred stock, depositary shares, common stock, warrants, subscription rights, stock purchase contracts, stock purchase units and other securities of WCG with an initial aggregate offering price not to exceed three billion dollars ($3,000,000,000) (including post-effective amendments to said registration statement), and any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement on Form S-3, and to file the same, with all exhibits thereto, and any and all amendments to said registration statement and any and all other instruments necessary or incidental in connection therewith, with the Securities and Exchange Commission; and

         THAT the undersigned WCG does hereby constitute and appoint BOB F. McCOY, P. DAVID NEWSOME, JR., SHAWNA L. GEHRES and LORETTA K. ROBERTS its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

         Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.


         IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 22nd day of September, 2000.



/s/ Keith E. Bailey                                                    /s/ Howard E. Janzen
-------------------------------------------------                      ------------------------------------------------
Keith E. Bailey                                                        Howard E. Janzen
Director and Chairman of the Board                                     Director, President and Chief Executive Officer



/s/ Scott E. Schubert                                                  /s/ Ken Kinnear
-------------------------------------------------                      ------------------------------------------------
Scott E. Schubert                                                      Ken Kinnear
Senior Vice President and Chief Financial Officer                      Vice President and Controller


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                                                                          Page 2


/s/ John C. Bumgarner, Jr.
-------------------------------------------------
John C. Bumgarner, Jr.                                                 Director


/s/ J. Cliff Eason
-------------------------------------------------
J. Cliff Eason                                                         Director


/s/ Michael P. Johnson, Sr.
-------------------------------------------------
Michael P. Johnson, Sr.                                                Director


/s/ Robert W. Lawless
-------------------------------------------------
Robert W. Lawless                                                      Director


/s/ Steven J. Malcolm
-------------------------------------------------
Steven J. Malcolm                                                      Director


/s/ Jack D. McCarthy
-------------------------------------------------
Jack D. McCarthy                                                       Director


/s/ H. Brian Thompson
-------------------------------------------------
H. Brian Thompson                                                      Director


/s/ Cuba Wadlington, Jr.
-------------------------------------------------
Cuba Wadlington, Jr.                                                   Director


/s/ Roy A. Wilkens
-------------------------------------------------
Roy A. Wilkens                                                         Director

                                                     WILLIAMS COMMUNICATIONS GROUP, INC.


ATTEST:                                              By       /s/ Bob F. McCoy
                                                              -----------------------------------
                                                              Bob F. McCoy
                                                              Senior Vice President
/s/ P. David Newsome, Jr.
---------------------------------
P. David Newsome, Jr.
Secretary